UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2005

CNL Retirement Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32607	59-3491443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.	32801
Orlando, Florida	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: 407-650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

On May 2, 2005, CNL Retirement Properties, Inc. (the "Company") entered into a renewal agreement (the "Renewal Agreement") with CNL Retirement Corp., the Company's advisor (the "Advisor"), with respect to the Advisory Agreement dated as of May 3, 2004 between the Company and the Advisor (the "Advisory Agreement"), pursuant to which the Advisory Agreement was renewed for an additional one-year term commencing on May 3, 2005, and ending on May 3, 2006. The Renewal Agreement provides that the Company will negotiate in good faith with the Advisor with respect to whether a reduction in the percentage rate(s) of Total Proceeds (as defined in the Advisory Agreement) to be used in determining Acquisition Fees (as defined in the Advisory Agreement) payable to the Advisor under the Advisory Agreement should be effected. Pursuant to the terms of the Renewal Agreement, the Company and the Advisor will use commercially reasonable efforts to agree on any such reduction within sixty days of the date of the Renewal Agreement. In the event that the Company and the Advisor agree to any such reduction, the reduction will be deemed to be effective as of May 3, 2005.  Acquisition Fees will be as agreed by the Company and the Advisor on a case-by-case basis as contemplated by the Advisory Agreement and the Company's Articles of Amendment and Restatement until the Company and the Advisor have agreed on the percentage rate(s) of Total Proceeds to be used in determining Acquisition Fees payable to the Advisor under the Advisory Agreement.

The Advisory Agreement was filed as Exhibit 10.2 to Post-Effective Amendment No. One to the Company's Registration Statement on Form S-11 filed June 14, 2004. The Renewal Agreement is filed herewith as Exhibit 10.2 and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of the Renewal Agreement.

Item 9.01.     Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No. 10.1
Advisory Agreement dated as of May 3, 2004 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Previously filed as Exhibit 10.2 to Post-Effective Amendment No. One to the Registrant's Registration Statement on Form S-11 filed June 14, 2004 and incorporated herein by reference.)

	Exhibit No. 10.2	Renewal Agreement dated as of May 2, 2005 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

CNL RETIREMENT PROPERTIES, INC.

Date: May 6, 2005	/s/ Clark Hettinga
Clark Hettinga
Chief Financial Officer

EXHIBIT INDEX

10.1
Advisory Agreement dated as of May 3, 2004 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Previously filed as Exhibit 10.2 to Post-Effective Amendment No. One to the Registrant's Registration Statement on Form S-11 filed June 14, 2004 and incorporated herein by reference.)

10.2	Renewal Agreement dated as of May 2, 2005 between CNL Retirement Properties, Inc. and CNL Retirement Corp. (Filed herewith.)

Exhibit 10.2

RENEWAL AGREEMENT

THIS RENEWAL AGREEMENT, dated as of May 2, 2005 (this “Agreement”), between CNL RETIREMENT PROPERTIES, INC., a corporation organized under the laws of the State of Maryland (the “Company”), and CNL RETIREMENT CORP., a corporation organized under the laws of the State of Florida (the “Advisor”) (each of the Company and the Advisor sometimes hereinafter referred to as a “Party”, and collectively, as the “Parties”).

W I T N E S S E T H

WHEREAS, the Parties entered into that certain Advisory Agreement dated as of May 3, 2004 (the “Advisory Agreement”; capitalized terms used herein and not otherwise defined herein shall have their respective meanings set forth in the Advisory Agreement);

WHEREAS, the Advisory Agreement continues in force until May 3, 2005, subject to an unlimited number of successive renewals upon mutual consent of the Parties;

WHEREAS, all of the Directors of the Company have evaluated the performance of the Advisor during the past year of the term; and

WHEREAS, the Parties desire to renew the Advisory Agreement for an additional one-year term upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties agree as follows:

1.     Renewal. The Advisory Agreement is renewed for an additional one-year term commencing on May 3, 2005, and terminating at 12:00 a.m. midnight (Eastern time) on May 3, 2006 (unless sooner terminated by either or both Parties in accordance with the terms of the Advisory Agreement).

2.     Certain Other Agreements. The Parties agree to negotiate in good faith with respect to whether a reduction in the percentage rate(s) of Total Proceeds to be used in Section 9(b) for determining Acquisition Fees payable to the Advisor under the Advisory Agreement should be effected. The Parties shall use commercially reasonable efforts to agree on any such reduction within sixty (60) days of the date hereof. In the event that any such reduction is agreed by the Parties, such reduction shall be deemed to be effective as of May 3, 2005. Prior to such resolution (even if such resolution does not occur within said sixty (60) day period), any Acquisition Fees shall be as agreed by the Parties on a case-by-case basis as contemplated by the Advisory Agreement and the Articles of Amendment and Restatement of the Company.

3.     Effect on the Advisory Agreement. Except as specifically amended herein, the Advisory Agreement shall remain in full force and effect.

4.     Severability. The provisions of this Agreement are independent of and severable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

5.     Construction. The provisions of this Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of the State of Florida applicable to contracts to be made and performed entirely in said state.

6.     Entire Agreement. This Agreement, together with the Advisory Agreement, contains the entire agreement and understanding among the Parties with respect to the subject matter hereof and thereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof and thereof. The express terms hereof and thereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof or thereof. This Agreement may not be modified or amended other than by an agreement in writing.

7.     Titles Not to Affect Interpretation. The titles of paragraphs and subparagraphs contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

8.     Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date and year first above written.

CNL RETIREMENT PROPERTIES, INC.

By:	/s/ Phillip M. Anderson
Name:	Phillip M. Anderson
Its:	Executive Vice President and Chief Operating Officer

CNL RETIREMENT CORP.

By:	/s/ James M. Seneff, Jr.
Name:	James M. Seneff, Jr.
Its:	Chairman